EXHIBIT 10.1

CONFIDENTIAL — FINAL

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT AGREEMENT NO. 5

DATED:                                               7 September 2017 (“Amendment Effective Date”)

PARTIES

(1)                                 ADAPTIMMUNE LIMITED a company incorporated in the United Kingdom under number 06456741 whose registered office is at 91 Milton Park, Abingdon, Oxon OX14 4RY, United Kingdom (“Adaptimmune”); and

(2)                                 GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LTD whose registered office is at 980 Great West Road, Middlesex, TS8 9GS, United Kingdom (“GSK”).

BACKGROUND

(A)                               GSK and Adaptimmune entered into a Collaboration and Licence Agreement with effective date of May 30, 2014, which was amended by Amendment Agreement No 1 (with Amendment Effective date of 08 May 2015) and Amendment Agreement No. 2 (with Amendment Effective date of 02 February 2016), Amendment Agreement No. 3 (with Amendment Effective date of 29 September 2016) and Amendment Agreement No. 4 dated 11 November 2016 (the “Collaboration Agreement”).

(B)                               GSK and Adaptimmune now want to amend the Collaboration Agreement in accordance with Section 16.8 of the Collaboration Agreement, as set out in this fifth Amendment Agreement.

1.                                      DEFINITIONS

1.1                               In this Amendment Agreement words and expressions shall have the same meaning as set out in the Collaboration Agreement save as explicitly provided otherwise in this section 1.1 or elsewhere in this Amendment Agreement:

Amendment Agreement	Shall mean this amendment agreement.

Amendment Effective Date	Shall mean the date set out above.

Anticipated Transition Date	Shall mean [***] 2018

IND	Shall mean Investigational New Drug Application number 14603, as filed with the FDA

Initial Option Payment	Shall have the meaning provided in Exhibit B

Initial Target Program Option Exercise Fee	Shall have the meaning provided in Exhibit B

Transition Date

Shall mean the date on which (i) all activities required to be completed by Adaptimmune and GSK in the Transition Plan prior to the Transition Date have been completed, and (ii) the success criteria for each activity, where relevant have been met or have been waived by GSK, and (iii) the IND has been transferred to GSK and GSK has assumed the responsibility for the IND.

Transition Plan	Shall mean the activities set out in Exhibit A to this Amendment Agreement.

Transition Team	Shall mean the team described in Section 15 of Exhibit A as having responsibility for overseeing the performance of the Transition Plan.

1.2                               In this Amendment Agreement:

1.2.1                                        References to sections and clauses are to sections and clauses of this Amendment Agreement unless otherwise provided;

1.2.2                                        Headings are used for convenience only and do not affect interpretation of the terms;

1.2.3                                        (a) the word “including” shall be deemed to be followed by the phrase “without limitation” or like expression; (b) the singular shall include the plural and vice versa; and (c) masculine, feminine and neuter pronouns and expressions shall be interchangeable; and

1.2.4                                        References to a statutory provision include references to the statutory provision as modified or re-enacted or both from time to time and to any subordinate legislation made under the statutory provision.

2.                                      EFFECT OF AMENDMENTS

2.1                               The amendments set out in section 3 below shall come into effect on the Amendment Effective Date and shall amend the Collaboration Agreement as from the Amendment Effective Date.

2.2                               Save as explicitly amended by this Amendment Agreement, the Collaboration Agreement will continue in full force and effect in accordance with the terms set forth therein.  In the event of a conflict of terms between this Amendment Agreement and the Collaboration Agreement, the terms of this Amendment Agreement shall control.

3.                                      OPTION EXERCISE

3.1                               GSK hereby exercises the Initial Target Program Option and execution of this Amendment Agreement shall constitute provision of GSK’s Option Notice in accordance with Section 6.2 of the Collaboration Agreement.

3.2                               Solely with respect to the Initial Target Program, the second sentence of Section 6.2 of the Collaboration Agreement shall be deleted and replaced with the following.  For clarity, the following shall not apply to the Second Target Program or other Collaboration Program.

“On receipt of the Initial Target Program Option Exercise Fee Adaptimmune shall grant and hereby grants to GSK the exclusive licence to the Initial Target Program as set out in Section 6.6. of the Collaboration Agreement in accordance with Exhibit 2.  For clarity, GSK shall have no right to nominate further Targets other than the Initial Target and the Second Target under Section 5.1.4 of the Collaboration Agreement until full payment of Initial Target Option Exercise Fee as set out Exhibit B of this Amendment Agreement. In addition and as of the Amendment Effective Date, Adaptimmune grants to GSK a non-exclusive license under Adaptimmune’s interests in and to the Collaboration Program IP, Joint Background and Adaptimmune Background to the extent necessary for GSK to make, have made, import, use, offer for sale and sell Licensed Products in each case as arising from the Initial Target Program in the Field and in the Territory. Such license shall last until receipt of the Initial Target Program Option Exercise Fee and shall then automatically terminate and be superseded by the exclusive licence granted under Section 6.6 of the Collaboration Agreement”. For clarity Section 6.3 shall continue to apply during the performance of the Transition Plan and Adaptimmune shall not license any Third Party under its rights in the Collaboration Program IP, Adaptimmune Background or Joint Background to manufacture, use sell or supply any Therapy directed to the Initial Target”

4.                                      AMENDMENTS

Transition Plan

4.1                               The Initial Development Plan will be superseded in its entirety and as of the Amendment Agreement Effective Date shall be replaced with the Transition Plan set out in Exhibit A to this Amendment Agreement.

4.2                               Each Party shall be responsible for conducting the activities assigned to it under the Transition Plan using Commercially Reasonable Efforts and in accordance with Applicable Laws. In performing their respective activities under the Transition Plan, the Parties will use Commercially Reasonable Efforts to minimise the impact on patients enrolled in any of the clinical studies covered by the Transition Plan.

Timing for Performance

4.3                               The Parties shall use Commercially Reasonable Efforts to reasonably co-operate in good faith and complete all of the activities set out in the Transition Plan within the timelines set out in such plan.

4.4                               The Parties shall keep each other reasonably informed of progress with the Transition Plan and each Party shall notify the other Party of any delay or anticipated delay as soon as such Party becomes aware of such delay or anticipated delay.

Management of Transition Plan

4.5                               The Transition Plan shall be managed by the Parties in accordance with paragraph 15 of the Transition Plan. The Transition Team shall act as a Joint Project Team under the Collaboration Agreement for the purpose of overseeing and confirming the successful completion of the required activities under the Transition Plan. The Joint Project Team managing the Transition Plan activities shall report to, and shall be overseen by, the JSC as set forth in Section 4.6 of the Collaboration Agreement.

4.6                               The Transition Plan is intended to be an outline of the main areas required for transition of the Initial Target Program to GSK. As soon as reasonably possible following the

Amendment Agreement Effective Date, the Parties shall use Commercially Reasonable Efforts to agree a more detailed plan which sets out in more detail the activities required under the Transition Plan to achieve transition of the Initial Target Program. The detailed activities plan shall form part of and shall be deemed to be incorporated into the Transition Plan.

4.7                               Decisions of the JSC shall be made in accordance with Section 4.5 of the Collaboration Agreement save that, in addition, [***].

Other Amendments

4.8                               As of the Amendment Agreement Effective Date, Schedule 1 to the Collaboration Agreement shall be amended and replaced with Exhibit A to this Amendment Agreement.

4.9                               Section 8.2 of the Collaboration Agreement shall be amended to add the following: “In relation to any fees specified in Schedule 2 which are not subject to [***]”.

4.10                        The following terms and definitions shall be amended as follows:

4.10.1                                 For the purposes of the payment terms set forth in Section 8.2 of the Collaboration Agreement, the definition of Milestone Fee for the Initial Target Program shall be amended to read “means each of the amounts set out in Schedule 2 in relation to [***] as specifically set out in Schedule 2 of this Amendment Agreement.”

4.11                        The following provisions of the Collaboration Agreement shall be deleted:

4.11.1                                 Section 6.11.3 shall be deleted in its entirety. The Transition Plan specifies all activities required to be performed by Adaptimmune with respect to the Initial Target Program whether before or after the Transition Date. For clarity Section 6.11.2 shall continue to apply. Section 6.11.1 shall also continue to apply but with the following modifications in relation to the Initial Target Program:

(a)              The Transition Plan (including the more detailed plan agreed under Section 4.6 of this Amendment Agreement) shall constitute the detailed technology transfer plan or Development Plan under Section 6.11.1 of the Collaboration Agreement.

(b)              References to Schedule 7 in Section 6.11.1 shall be replaced by the document list set out in Exhibit A1 to this Amendment Agreement together with any relevant activities under the Transition Plan.

(c)               The following sentence shall not apply in relation to the Initial Target Program: “The JSC shall also determine the amount of reasonable technical assistance and training initially required from Adaptimmune, at Adaptimmune’s expense, to GSK’s personnel with respect to Results and the materials set forth in Schedule 7 (if applicable) to enable GSK to comply with its diligence obligations under Section 6.10.1.”

4.11.2                                 Sections 6.1.1.A, 6.1.1.B, 6.2.A, 6.6.A, and 6.6.B (Sarcoma Commercialization Option provisions) shall be deleted in their entirety and shall be of no further force or effect.

4.11.3                                 Section 6.10.A. shall be amended to apply solely to the ADP-0011-008 study (the “Multiple Myeloma Combination Study”). GSK shall take over any obligations or responsibilities imposed under the Multiple Myeloma Combination Study in relation to which it has agreed to take over in accordance with the Transition Plan. The provisions of Section 3.11 shall continue to apply to the performance of the Multiple Myeloma Combination Study. As of the Amendment Agreement Effective Date, no further or additional combination studies are planned or anticipated with respect to the Initial Target Program.

Safety Data Exchange Agreement

4.12                        The Parties will use Commercially Reasonable Efforts to negotiate a safety data exchange agreement after the Amendment Effective Date with the aim of having such agreement effective at least one month prior to Transition Date.

5.                                      GENERAL

5.1                               Each Party acknowledges and agrees that the financial provisions set out in Exhibit B constitute the full and complete financial obligations of GSK with respect to the Initial Target Program.  Each Party hereby fully, finally and irrevocably releases the other Party from any claims or potential claims, obligation or liabilities arising prior to the Amendment Agreement Effective Date regarding payment of costs or expenses for, or in connection with, the Initial Target Program to the extent in each case that a Party is aware or should reasonably be aware of any claims or potential claims, obligation or liabilities prior to the Amendment Agreement Effective Date.

5.2                               This Amendment Agreement is governed by and shall be construed in accordance with English law.

5.3                               This Amendment Agreement together with the Collaboration Agreement (incorporating all schedules and exhibits) constitutes the entire agreement between the parties relating to its subject matter. Each party acknowledges that it has not entered into this Amendment Agreement on the basis of any warranty, representation, statement, agreement or undertaking except those expressly set out in this Amendment Agreement or the Collaboration Agreement (as amended). Each party waives any claim for breach of this Amendment Agreement, or any right to rescind this Amendment Agreement in respect of, any representation which is not an express provision of this Amendment Agreement together with the Collaboration Agreement (as amended). Nothing in this clause excludes any liability which either party may have to the other (or any right which either party may have to rescind this Amendment Agreement) in respect of any fraudulent misrepresentation or fraudulent concealment prior to the execution of this Amendment Agreement.

The parties agree to enter into, and be bound by, this Amendment Agreement by their duly authorised representatives as of the Amendment Effective Date.

SIGNED for and on behalf of ADAPTIMMUNE LIMITED:

/s/ Helen Tayton-Martin	(signature)

CBO	(position)

Helen Tayton-Martin	(name)

SIGNED for and on behalf of GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LIMITED:

/s/ Dorcas Murray	(signature)

Authorised Signatory For and on behalf of Edinburgh Pharmaceutical Industries Limited
Corporate Director	(position)

Dorcas Murray	(name)

Amendment Agreement No. 5 Signature Page

EXHIBIT A — TRANSITION PLAN

Amendment Agreement No. 5 Exhibit A

EXHIBIT A — Transition Plan

1.                                      INTRODUCTION

1.1                               GSK has exercised the Initial Target Program Option. As a result, the Parties have agreed to transition the Initial Target Program to GSK and to transfer and deliver to GSK all Results arising out of the Initial Target Program in accordance with Section 6.11.1 of the Agreement. This Exhibit sets out the key activities required for transition (“Transition Plan”). The Parties have targeted [***] (“Anticipated Transition Date”) for completion of the Transition based on certain limited facts and assumptions known as of the Amendment Effective Date.  Although the Parties agree to work diligently and in good faith to complete the Transition by the Anticipated Transition Date, the Parties also acknowledge that the facts and assumptions upon which this Anticipated Transition Date is based may or may not ultimately be correct.  Accordingly, the Anticipated Transition Date is a target date for the conclusion of Transition activities, and is not to be deemed to be contractually binding as a definitive date for the conclusion or stopping of all Transition activities.  Capitalized terms used but not defined in this Exhibit A shall have the meaning ascribed to such terms in the Agreement.  References to a “Section” shall mean the relevant section of this Exhibit A unless otherwise specifically stated herein.

2.                                      TRANSITION PLAN- TIMINGS

2.1                               The estimated timings for the Transition Plan are set out in the relevant sections below.

2.2                               Both Parties will use their Commercially Reasonable Efforts to comply with the timescales set out in this Exhibit and will notify the other Party of any delays or anticipated delays.

3.                                      TRANSITION PLAN — CLINICAL TRIALS

3.1                               STUDY CONDUCT AND MANAGEMENT

3.1.1                                        ADP-04511 (“Synovial Sarcoma Pilot”) — USA and Canada

Adaptimmune will continue to be the sponsor and continue to conduct and manage the Synovial Sarcoma Pilot trial for each cohort as follows and as overseen by the JSC:

•                  Cohort 1

•                  As at the Amendment Effective Date, this cohort has completed enrolment. Adaptimmune will continue to act as sponsor and to manage open sites and long term follow-up for all patients until Transition Date. [***]

•                  Cohort 2

•                  As at the Amendment Effective Date, this cohort is open and screening is ongoing for the cohort.

•                  Adaptimmune will not open or activate any further sites.

•                  As of the Amendment Effective Date, Adaptimmune will continue to perform cohort 2 in accordance with existing timescales. [***]

•                  Adaptimmune will be responsible for continuing management and conduct of cohort 2 up to Transition Date, including treatment of patients enrolled in the study and any long-term follow-up.

•                  GSK will take over management and conduct of cohort 2 on Transition Date. The Parties will work together to ensure transition of patients to GSK is as smooth as possible.

•                  Communication with sites will be in accordance with the agreed communication plan set out at Exhibit A4.

•                  Cohort 3

•                  As of Amendment Effective Date, this cohort is no longer actively enrolling.

•                  Adaptimmune will be responsible for continuing management and conduct of cohort 3 up to Transition Date.

•                  GSK will take over management and conduct of cohort 3 on Transition Date.

•                  Communication with sites will be in accordance with the agreed communication plan set out at Exhibit A4.

•                  Cohort 4

•                  As at the Amendment Effective Date, this cohort is open and screening is ongoing for the cohort.

As of the Amendment Effective Date Adaptimmune will continue enrolment and dosing of subjects in this cohort up to dosing of a maximum of [***] patients. Once the [***] patient has been infused with NY-ESO SPEAR T-cell product, sites will be notified by Adaptimmune that enrolment in cohort 4 has closed.

•                  Adaptimmune will be responsible for continuing management and conduct of cohort 4 up to Transition Date, including treatment of patients enrolled in the study and any long term follow-up.

•                  GSK will take over management and conduct of cohort 4 on Transition Date.

•                  Communication with sites will be in accordance with the agreed communication plan set out at Exhibit A4.

3.1.2                                        ADP-0011-004 (“NSCLC pilot study”) - USA

•                  The study is actively recruiting as at the Amendment Effective Date.

•                  Adaptimmune will be responsible for notifying the sites of cessation of the study as follows:

•                  No additional sites will be opened or activated and any activation visits will be cancelled,

•                  Open sites will be notified as soon as possible after Amendment Effective Date [***] that screening under the screening protocol for NY-ESO will stop in [***] weeks;

•                  Following closing of screening, sites will have [***] weeks to enrol patients into the cohort, up to a maximum of 10 patients.

•                  Adaptimmune will be responsible for continuing management and conduct of study (and associated screening protocol) up to Transition Date, including treatment of patients enrolled in the study and any long term follow-up.

•                  GSK will take over management and conduct of study on Transition Date.

•                  Communication with sites will be in accordance with the agreed Communication Plan set out at Exhibit A4.

3.1.3                                        ADP-0011-007 (“MRCLS pilot study”) - USA

•                  This study is actively recruiting as at Amendment Effective Date.

•                  Adaptimmune will continue to manage and conduct study up to Transition Date including enrolment of up to a maximum of [***] patients. Adaptimmune will use all reasonable efforts to enrol and dose all [***] patients ahead of the Transition Date and will keep GSK informed of patient enrolment.

•                  GSK will take over management and conduct of study on Transition Date.

•                  Communication with sites will be in accordance with the agreed communication plan set out at Exhibit A4.

3.1.4                                        ADP-0011-001 (“Ovarian study”) - USA

•                  This study is actively recruiting as at the Amendment Effective Date.

•                  Adaptimmune will be responsible for notifying the sites of cessation of the study as follows:

•                  No additional sites will be opened or activated and any activation visits will be cancelled,

•                  Open sites will be notified as soon as possible after Amendment Effective Date [***] that screening for the study will stop in [***] weeks;

•                  Following closing of screening, sites will have [***] weeks to enrol patients into the cohort, up to a maximum of 10 patients.

•                  GSK will take over management and conduct of study on Transition Date.

•                  Communication with sites will be in accordance with the agreed Communication Plan set out at Exhibit A4.

3.1.5                                        ADP-0011-008 (“Multiple Myeloma Combination Study”) - USA

•                  This study is open at the Amendment Effective Date and actively recruiting.

•                  Adaptimmune will continue to manage and conduct this study up until Transition Date. As part of such management and conduct and unless otherwise agreed by JSC, Adaptimmune will continue to open sites, up to a maximum of [***] sites.

•                  Adaptimmune will dose all patients enrolled in the study up to the Transition Date.

•                  GSK will take over management and conduct of study on Transition Date.

•                  Communication with sites and with Merck will be in accordance with the agreed communication plan set out at Exhibit A4.

3.1.6                                        ADP-0011-006 (“Synovial Sarcoma Pivotal Study”)

•                  Adaptimmune will cease all further work in relation to the Pivotal Study as of the Amendment Effective Date. Associated regulatory work and communications are covered in Section 4 below.

•                  Communications in relation to the pivotal study will be made with sites and regulators in accordance with the Communication Plan set out at Exhibit A4.

3.1.7                                        ADP-01611 and ADP-0011-002 and ADP-01411 (Melanoma and Multiple Myeloma (non-transplant and transplant) pilot trials)

•                  The studies are closed to enrolment as of the Amendment Effective Date.

•                  Adaptimmune will continue to manage all close-out activities for these studies up to Transition Date and as further detailed below.

3.1.8                                        European Clinical Sites

•                  [***]

•                  [***]

•                  Communication with study sites in Europe will be in accordance with agreed Communication Plan set out at Exhibit A4.

3.1.9                                        LTFU Protocol and Screening Protocol

•                  Adaptimmune will continue to sponsor, conduct and manage the LTFU study until the Transition Date.

•                  GSK will take over management and conduct of LTFU study on the Transition Date.

•                  The Screening study (ADP-0000-0001) will remain with Adaptimmune and will not transition to GSK.

3.1.10                                 Technology and know-how transfer

Transfer activity	Success Criteria	Target Date
Transfer of all clinical study documentation listed in Documentation List in Exhibit A1	[***]	[***]

Transfer of clinical trial knowledge to GSK	[***]	[***]
Transfer of Clinical Safety and Pharmacovigilance knowledge to GSK	[***]	[***]
Transfer of site communications. [***]	[***]	[***]
Transfer of Sponsor responsibility	- See regulatory section below	See regulatory section below
Transfer of all clinical databases to GSK	- See biometrics, pharmacovigilance and CDx sections below	See biometrics, pharmacovigilance and CDx sections below
Transfer of Study conduct for each site that participates in an ongoing NYESO study	[***]	[***]
Transfer of ability to manufacture product for patients and to fully support all studies	- See CMC below	See CMC below
CSR, DSUR and IB completion and transfer	See relevant sections below	See relevant sections below
Transfer of clinical samples	See relevant sections below	See relevant sections below
Transfer of relevant vendors’ activities	[***]	See relevant sections below

3.1.11                                 General

•                  [***]

•                  Notwithstanding the above plans for closure of studies or cessation of enrolment:

•                  if an investigator has discussed treatment under any study with a patient prior to the notification of study closure or cessation of enrolment, and that patient subsequently requests inclusion or enrolment then the Parties will use reasonable efforts to include such patient within the study, subject to compliance with Protocol and Applicable Laws.

•                  Addition of further patients to any study over and above the agreed total numbers set out above would require JSC agreement, including agreement on allocation of costs.

•                  Adaptimmune will continue to be responsible for any payments incurred by clinical trial sites or with respect to its vendors and suppliers (eg, CROs, labs, CMOs) in each case as required under an agreement or contract between such third party and Adaptimmune which have accrued prior to Transition Date.

4.                                      TRANSITION PLAN - REGULATORY

4.1                               Adaptimmune will continue all regulatory work required to support the clinical studies. (see Section 3 above) including closure activities/ end of trial notifications (as applicable) until Transition Date, subject to Section 6.11.2 of the Agreement.

4.1.1                                        [***]

4.2                               Adaptimmune will provide any information reasonably required by GSK to enable GSK to respond to regulatory authority requests for historic information, where this information has not been transferred to GSK as part of the transition activities. Such provision is not required by Transition Date but in each case will be provided as soon as reasonably practical by Adaptimmune.

4.3                               Adaptimmune, as sponsor, will be responsible for responding to any questions or requests from Regulatory Authorities up until Transition Date. Any requests will be provided to GSK and GSK will be given an opportunity to comment on any responses. To the extent any responses require input from GSK in relation to future GSK activities or plans, GSK will provide the information required for Adaptimmune to respond to the relevant Regulatory Agency as soon as reasonably practical.

4.4                               Except as otherwise set forth herein or in the Agreement, e.g. Section 6.11.2 of the Agreement, GSK will take responsibility for all regulatory affairs activities on Transition Date.

4.5                               Communications with the Regulatory Authorities will be in accordance with the Communication Plan at Exhibit A4, to the extent relevant to any response.

4.6                               The Parties will work together to agree all documentation required for transfer of sponsorship for all NY-ESO clinical studies from Adaptimmune to GSK, to enable transfer of sponsorship as of Anticipated Transition Date. In particular, Adaptimmune will transfer [***] specific to the NY-ESO SPEAR T-cell to GSK as of Transition Date.

4.7                               Following Transition Date, Section 6.11.2 of the Agreement will continue to apply.

4.8                               Technology and know-how transfer

Transfer activity	Success Criteria	Target Date
Transfer of all regulatory documentation listed in Documentation List in Exhibit A1	[***]	[***]
Knowledge transfer	[***]	[***]
Transfer of sponsorship for clinical trials to GSK	[***]	[***]

5.                                      TRANSITION PLAN - CSRs

5.1                               [***]

5.2                               [***]

5.3                               [***]

5.4                               Technology and know-how transfer

Transfer activity	Success Criteria	Target Dates
[***]	[***]	[***]
Delivery of complete data packages	[***]	[***]
[***]	[***]	[***]

6.                                      TRANSITION PLAN — DSUR (“Data Safety Update Report”)

6.1                               [***]

6.2                               Technology and know-how transfer

Transfer activity	Success Criteria	Target Dates
Writing and filing of DSUR	[***]	[***]

7.                                      TRANSITION PLAN — IB (“Investigator Brochure”)

7.1                               [***]

7.2                               [***]

7.3                               Technology and know-how transfer

Transfer activity	Success Criteria	Target Dates
[***]	[***]	[***]
Provision of knowledge transfer to GSK	[***]	[***]

8.                                      TRANSITION PLAN — DATABASE TRANSFER

8.1                               Adaptimmune will transfer the clinical trial datasets per the table below to GSK as of the dates stated. [***]

8.2                               Adaptimmune will continue to manage clinical trial databases for ongoing studies up until Transition Date (see Section 3).

8.3                               [***]

8.4                               Technology transfer

Transfer activity	Success Criteria	Target Dates
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

9.                                      TRANSITION PLAN — CDX ACTIVITIES

9.1                               [***]

9.2                               [***]

9.3                               [***]

9.4                               [***]

9.5                               [***]

9.6                               Technology and know-how transfer

Transfer activity	Success Criteria	Target Dates
[***]	[***]	[***]
[***]	[***]	As set out in documentation list

10.                               TRANSITION PLANS — TRANSFER OF CLINICAL SAMPLES

10.1                        Dependent on reconciliation of patient consent for transfer of samples to GSK, Adaptimmune will transfer the following clinical samples to GSK [***];

[***]

10.2                        Technology and know-how transfer

Transfer activity	Success Criteria	Target Dates
Provision of list of patient samples capable of transfer to GSK in excel format, together with confirmation of appropriate consents for each sample (to the extent available from site)	[***]	[***]

Provision of samples on above list to GSK’s approved third party vendor	[***]	[***]

11.                               TRANSITION PLANS — PUBLICATION

11.1                        Adaptimmune will continue to progress and draft the following publications:

[***]

11.2                        Publications will be provided to GSK for prior approval in accordance with the Agreement.

11.3                        Adaptimmune will hold a copy of the [***] for the sole purpose of completing the manuscripts and responding to questions relating to such manuscripts.

12.                               TRANSITION PLANS — CMC

12.1                        Supply Chain (General)

12.1.1                                 Adaptimmune will continue to manage the supply chain and CMO and CROs as required to support clinical programs it is managing under the Transition Plan.

12.1.2                                 [***]

12.1.3                                 Provisions relating to specific suppliers [***] are set out in more detail below.

12.1.4                                 In relation to third party suppliers and save as provided otherwise in this Section 11:

(a)              Any equipment Adaptimmune owns or has leased for use at or by third party suppliers will be retained by Adaptimmune.

(b)              GSK will need to arrange for its own contracts, and where necessary, equipment, sufficient to enable it to source materials and services for manufacture of NY-ESO T-cells and NY-ESO vector as of Transition Date.

[***]

12.1.5                                 Technology and know-how transfer

Transfer activity	Success Criteria	Target Date
Provision of list and contacts for third party suppliers of quality agreements and audit reports for third party suppliers	[***]	[***]
Provision of documentation relevant to such third party suppliers as set out further in Exhibit A1	- Delivery of documentation	As set out in documentation list
[***]	[***]	[***]

12.2                        Supply chain — [***]

12.2.1                                 [***]

12.2.2                                 [***]

12.2.3                                 [***]

12.2.4                                 [***]

12.2.5                                 [***]

12.2.6                                 [***]

12.2.7                                 Technology and know-how transfer

Transfer activity	Success Criteria	Target Date
Provision of documentation relevant to [***] as set out further in Exhibit A1	- Delivery of documentation	As set out in documentation list in Exhibit A1
[***]	[***]	[***]
Adaptimmune to provide knowledge transfer of [***] to GSK	[***]	[***]

Adaptimmune to provide knowledge transfer of following supporting analytics: [***]	[***]	[***]
Adaptimmune to facilitate training on process from [***] for GSK	[***]	[***]

[***]

12.3                        Supply Chain — [***]

12.3.1                                 [***]

12.3.2                                 [***]

12.3.3                                 [***]

12.3.4                                 [***]

12.3.5                                 [***]

12.3.6                                 Technology and know-how transfer

Transfer activity	Success Criteria	Target Date
Provision of documentation relevant to [***] as set out further in Exhibit A1	[***]	[***]
[***]	[***]	[***]
Adaptimmune to provide knowledge transfer of [***] process to GSK	[***]	[***]
Adaptimmune to provide knowledge transfer of the following supporting	[***]	[***]

Transfer activity	Success Criteria	Target Date
analytics: [***]
Adaptimmune to facilitate training on process from [***] for GSK	[***]	[***]

[***]

12.4                        Supply Chain — [***]

12.4.1                                 [***].

12.4.2                                 [***]

12.4.3                                 Technology and know-how transfer

Transfer activity	Success Criteria	Target Date
Provision of documentation relating to [***] as set out further in Exhibit A1	- Delivery of documentation	As set out in documentation list
[***]	[***]	[***]
Knowledge transfer for [***]	- Covered under Section 11.3 above	See Section 11.3 above

12.5                        Supply Chain — Critical reagents (including [***])

12.5.1                                 [***]

12.5.2                                 [***]

12.5.3                                 [***]

12.5.4                                 [***]

12.5.5                                 [***]

12.5.6                                 Technology and know-how transfer

Transfer activity	Success Criteria	Target Date
Provision of documentation as set out further in Exhibit A1	[***]	As set out in documentation list
[***]	[***]	[***]
[***]	[***]	[***]
Adaptimmune to provide knowledge transfer of [***] process to GSK	[***]	[***]
Material transfer	[***]	[***]

12.6                        Knowledge Transfer

12.6.1                                 [***]

12.6.2                                 [***]

12.6.3                                 [***]

12.6.4                                 [***]

12.6.5                                 [***]

12.6.6                                 Technology and know-how transfer

Transfer activity	Success Criteria	Timelines
Provision of [***]	[***]	As set out above
Delivery of Technology Transfer documentation	- Delivery of documentation	As set out in Exhibit A1.

13.                               [***]

13.1                        [***]

13.2                        No further process development or other development work will be conducted by Adaptimmune for GSK in relation to the Initial Target Program.

13.3                        Technology and know-how transfer

Transfer activity	Success Criteria	Target Date
[***]	[***]	[***]
[***]	[***]	As set out above

14.                               COMPLETION OF INITIAL TARGET PROGRAM GENERATION 2

14.1                        [***]

15.                               GENERAL

15.1                        Both Parties will work together to facilitate the activities set out in this Transition Plan by the Anticipated Transition Date of [***] 2018. The Parties will work together to agree a more detailed transition plan to facilitate Transition.

15.2                        Each Party will appoint a Transition leader to manage and confirm the conduct of the activities under the Transition Plan.  The Transition leaders are anticipated to be the parties’ respective Alliance Managers, unless otherwise specified during the Transition. The primary role of the Transition leaders will be to ensure that the activities under the transition plan have been successfully completed and to track and confirm the dates upon which each such activity is satisfactorily completed by the applicable Party. The performance of the Transition Plan will be overseen by a transition specific project group which will review the timelines for performance and overall performance of required activities from the Amendment Effective Date until the Transition Date. The project group will be set up within [***] days of Amendment Effective Date. The composition of such project group will depend on the activities under the Transition Plan and will include representatives from all relevant functions within Adaptimmune and GSK.

15.3                        The project group shall meet at least [***] to ensure performance of Transition Plan is in accordance with agreed timelines. Smaller groups may also meet where necessary to ensure Transition is as smooth as possible.

EXHIBIT A1 — Documentation List

NY-ESO-1c259T: List of deliverables for the transfer of non-CMC know-how and materials from Adaptimmune (ADPT) to GSK

Deliverables provided below will be provided in accordance with Adaptimmune internal procedures and file formats unless otherwise stated or required (where original format or system is not used by GSK then deliverables will be provided in pdf or word as appropriate).  Deliverables will be provided in the form and to the extent they exist within Adaptimmune or can be obtained by Adaptimmune from external providers/vendors at time of transfer, save where required to be created or modified under Transition Plan.

Function	Item/Transition Plan	Comments
REG	[***]	[***]
Clinical DM S&P	[***]	[***]
CDx	[***]	[***]
Biomarkers, PGx	[***]	[***]
Biology / Non-Clinical Safety	[***]
Safety/PVG	[***]	[***]

NY-ESO-1c259T: List of deliverables for the transfer of CMC know-how and materials from Adaptimmune (ADPT) to GSK

Function	Item/Transition Plan	Comments
Plasmids and Cell banks	[***]	[***]
Vector	[***]	[***]
Cell process and product	[***]	[***]
Analytical and QC release methods	[***]	[***]
Quality and Supply chain	[***]
Regulatory (CMC)	[***]	[***]

N.B. In relation to all Deliverables and for clarity, deliverables relevant to NY-ESO and Initial Target Program will be provided. To the extent documents contain information relevant to other Adaptimmune programs and which is not specific to the Initial Target Program or NY-ESO SPEAR T-cell product or its manufacture, such information will be redacted from the documents.

Exhibit A2 — Inventory List

List as of 28 August 2017

THIS PAGE AND THE FOLLOWING TWO PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

Exhibit A3 — CMC [***]

THE REMAINDER OF THIS PAGE AND THE FOLLOWING PAGE OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

Exhibit A4 — Communication Plans

Press releases: The Parties will each issue a press release in substantially the form set out below.

GSK Press release:

Issued: [DAY + MONTH] 2017, London UK

GSK exercises option on phase 1/2 NY-ESO T-cell therapy (GSK3377794)

Today GSK announced that it has exercised the option to obtain an exclusive global license from Adaptimmune for an investigational SPEAR T-cell receptor therapy targeting NY-ESO-1 (GSK3377794). Upon exercise of this option and transition of the programme, GSK will assume responsibility for all development, manufacturing and commercialisation activities for the asset.

Adaptimmune will receive up to £48 million from GSK over the course of the transition period. This includes development milestones of up to £18M and the option payment of £30 million, which also allows GSK to nominate two additional targets following completion of the transition. Successful continuation of development and subsequent commercialisation of GSK3377794 would trigger additional payments for development milestones, tiered sales milestones and mid-single to low double digit royalties on worldwide net sales.

Oncology is one of four Therapy Areas of focus for GSK’s R&D efforts, where the company believes there are significant opportunities for growth and innovation. GSK has three main areas of Oncology research: Cell and Gene Therapy; Cancer Epigenetics, and Immuno-oncology. There is tremendous potential for cells to be engineered into medicines and GSK is investing broadly to develop platform capabilities in manufacturing cell and gene therapies for use across a broad range of disease areas, including oncology.

Axel Hoos, SVP Oncology R&D, GSK said “The aim of GSK’s R&D is to develop medicines with transformational potential for patients.  We have seen compelling data for the NY-ESO investigational cell therapy in synovial sarcoma and, following this option exercise, we will capitalise on our in-house Cell and Gene Therapy capabilities to support the development programme for GSK3377794. We will continue to explore the potential for this novel cell therapy in multiple tumour types, and in combination with other cancer therapies.”

James Noble, Chief Executive Officer of Adaptimmune, said “This is a very exciting day for Adaptimmune as GSK has exercised its option over our NY-ESO program, earlier than originally planned. The commitment by one of the world’s leading pharmaceutical companies to the NY-ESO SPEAR T-cell program as a new treatment modality is a testament to the strength of our data in synovial sarcoma recently presented at ASCO.”

GSK3377794 has been granted PRIME designation by the European Medicines agency and Breakthrough Therapy Designation by the US Food and Drug Administration. There are currently six ongoing Phase 1/2 studies of GSK3377794 as monotherapy (NSCLC, Metastatic Melanoma, Ovarian, Multiple Myeloma, Synovial Sarcoma, and Myxoid Round Cell Liposarcoma) and one Phase 1 study in combination with pembrolizumab in Multiple Myeloma. As part of the transition process, GSK will be developing a timeline for development activities, including initiation of new clinical studies.

GSK — one of the world’s leading research-based pharmaceutical and healthcare companies — is committed to improving the quality of human life by enabling people to do more, feel better and live longer.  For further information please visit www.gsk.com.

GSK enquiries:

UK Media enquiries:	David Mawdsley	+44 (0) 20 8047 5502	(London)
	Simon Steel	+44 (0) 20 8047 5502	(London)
	David Daley	+44 (0) 20 8047 5502	(London)
	Catherine Hartley	+44 (0) 20 8047 5502	(London)

US Media enquiries:	Sarah Alspach	+1 202 715 1048	(Washington, DC)
	Sarah Spencer	+1 215 751 3335	(Philadelphia)
	Mary Anne Rhyne	+1 919 483 0492	(North Carolina)
	Jenni Ligday	+1 202 715 1049	(Washington, DC)
	Karen Hagens	+1 919 483 2863	(North Carolina)
	Gwynne Oosterbaan	+1 215 751 7468	(Philadelphia)

Analyst/Investor enquiries:	Sarah Elton-Farr	+44 (0) 20 8047 5194	(London)
	Tom Curry	+ 1 215 751 5419	(Philadelphia)
	Gary Davies	+44 (0) 20 8047 5503	(London)
	James Dodwell	+44 (0) 20 8047 2406	(London)
	Jeff McLaughlin	+1 215 751 7002	(Philadelphia)

Cautionary statement regarding forward-looking statements
GSK cautions investors that any forward-looking statements or projections made by GSK, including those made in this announcement, are subject to risks and uncertainties that may cause actual results to differ materially from those projected. Such factors include, but are not limited to, those described under Item 3.D ‘Principal risks and uncertainties’ in the company’s Annual Report on Form 20-F for 2016.

Registered in England & Wales:
No. 3888792

Registered Office:

980 Great West Road

Brentford, Middlesex

TW8 9GS

Adaptimmune press release.

GSK Exercises Option over SPEAR T-cell Therapy Program Targeting NY-ESO

PHILADELPHIA, Pa. and OXFORD, UK., September 7, 2017 — Adaptimmune Therapeutics plc (Nasdaq:ADAP), a leader in T-cell therapy to treat cancer, today announced that GlaxoSmithKline plc (LSE/NYSE:GSK) has exercised its option under a collaboration and license agreement signed in 2014 to exclusively license the right to research, develop, and commercialize Adaptimmune’s NY-ESO SPEAR T-cell therapy program. Further details will be provided in a conference call scheduled for 8:30 AM EDT this morning; dial-in and webcast details are provided below.

Adaptimmune will receive up to £48 million (~$61 million) from GSK over the course of the transition period. This includes development milestones of up to £18 million (~$23 million) and the option payment of £30 million (~$38 million), which also allows GSK to nominate two additional targets following completion of the transition. Successful continuation of development and subsequent commercialization of NY-ESO would trigger additional payments for development milestones, tiered sales milestones, and mid-single to low double-digit royalties on worldwide net sales.

“This is a very exciting day for Adaptimmune as GSK has exercised its option over our NY-ESO program, earlier than originally planned,” commented James Noble, Chief Executive Officer at Adaptimmune. “The commitment by one of the world’s leading pharmaceutical companies to the NY-ESO SPEAR T-cell program as a new treatment modality is a testament to the strength of our data in synovial sarcoma recently presented at ASCO. From a financial perspective, this option exercise extends our cash runway into 2020. We anticipate the transition of NY-ESO to GSK to be completed over the coming months, after which we will focus our clinical resources on delivery and execution from our wholly-owned assets MAGE-A4, MAGE-A10, and AFP.”

Axel Hoos, SVP Oncology R&D, GSK said “The aim of GSK’s R&D is to develop medicines with transformational potential for patients.  We have seen compelling data for the NY-ESO investigational cell therapy in synovial sarcoma and, following this option exercise, we will capitalize on our in-house Cell and Gene Therapy capabilities to support the development program for GSK3377794. We will continue to explore the potential for this novel cell therapy in multiple tumor types, and in combination with other cancer therapies.”

Summary of Recent Data in Synovial Sarcoma

In June of this year, data presented in an oral presentation at ASCO from the ongoing study of NY-ESO SPEAR T-cells in synovial sarcoma continued to indicate a favorable risk benefit profile in this aggressive and difficult-to-treat solid tumor. Initial anti-tumor activity was observed in all ongoing cohorts, including low expressors of NY-ESO. NY-ESO SPEAR T-cells continued to be well-tolerated with all reported events of cytokine release syndrome resolved (the majority of events were Grade 1 or 2), and there were no reported events of seizure, cerebral edema, or encephalopathy. Survival data was promising with a median predicted overall survival of 120 weeks (~28 months) among the 12 treated patients in Cohort 1; or, 159 weeks (~37 months) for the ten patients in this cohort who received the target dose of one billion cells. In addition, 6 responses were observed in Cohort 1 patients.

Transition Plan

Adaptimmune and GSK will work together over the coming months to ensure a smooth transition of the NY-ESO SPEAR T-cell development program to GSK. After the transition, GSK will assume sponsor responsibility for all NY-ESO-related activities including ongoing data publications regarding this program Current plans for ongoing and planned clinical studies are summarized below by indication:

Sarcoma:

•                  Adaptimmune will continue enrollment in the ongoing synovial sarcoma pilot study, which will ultimately transition to GSK.

•                  GSK will be responsible for continued clinical investigation including initiating the registration study in this indication.

•                  Adaptimmune will continue to enroll patients in the ongoing myxoid/round cell liposarcoma (MRCLS) study, which will ultimately transition to GSK.

Non-small Cell Lung Cancer (NSCLC):

•                  Adaptimmune will cease enrollment in the ongoing NSCLC study, whilst GSK develops plans for its own study of NY-ESO SPEAR T-cells in this indication.

Ovarian:

•                  Adaptimmune will cease enrollment in the ongoing ovarian study, and GSK will assume responsibility for any additional work in this indication.

Multiple Myeloma:

•                  GSK will take on responsibility for the ongoing multiple myeloma combination study with KEYTRUDA® (pembrolizumab), an anti-PD-1 inhibitor marketed by Merck & Co., Inc., Kenilworth, NJ, USA (known as MSD outside the US and Canada).

About the Collaboration and License Agreement between Adaptimmune and GSK

Adaptimmune and GSK announced their strategic collaboration and license agreement in June 2014 for up to five programs including the first program, NY-ESO. The terms of the agreement were expanded in February 2016 to accelerate development of NY-ESO SPEAR T-cell therapy toward registration trials in synovial sarcoma, to explore development in MRCLS and to enable combination studies.

In January 2017, GSK nominated PRAME as a second target and, as a consequence of this option exercise for NY-ESO, GSK will have the right to nominate its third and fourth targets and Adaptimmune will take these programs through preclinical testing to IND. The agreement excludes targets on which work is already under way, including Adaptimmune’s wholly owned MAGE-A10, MAGE-A4, and AFP clinical programs and its active preclinical pipeline.

Adaptimmune’s Pipeline

Adaptimmune’s proprietary technology enables the Company to consistently generate affinity enhanced T-cell receptors (TCRs) which address intracellular targets on solid tumors that are not accessible to certain other experimental modalities. Adaptimmune has three wholly-owned SPEAR T-cells in active clinical trials, with further first and next generation SPEAR T-cells being developed and evaluated by means of Adaptimmune’s proprietary preclinical testing platform.

As stated above, GSK does not have the right to nominate any additional targets on which work is already under way, including Adaptimmune’s wholly-owned SPEAR T-cells targeting MAGE-A10, MAGE-A4, and AFP that are being evaluated in four active clinical trials across eight solid tumor indications., These ongoing studies are described in more detail below:

•                  MAGE-A10: Two active trials, one in NSCLC, and a triple tumor study in urothelial (bladder), melanoma, and head and neck cancer

•                  MAGE-A4: One active trial across seven solid tumor indications including urothelial, melanoma, head and neck, ovarian, NSCLC, esophageal, and gastric cancers

•                  AFP: One active study in hepatocellular (liver) cancer

Initial safety and efficacy data across each of these studies is anticipated through 2017 and 2018.

Conference Call Information

The Company will host a live teleconference and webcast to provide additional details at 8:30 a.m. EDT (1:30 p.m. BST) today, September 7, 2017. The live webcast of the conference call will be available via the events page of Adaptimmune’s corporate website at www.adaptimmune.com. An archive will be available after the call at the same address. To participate in the live conference call, if preferred, please dial (877) 280-1254 (U.S.) or +44 (0)20 3427 1911 or 0800 279 5004 (U.K.). After placing the call, please ask to be joined into the Adaptimmune conference call and provide the confirmation code (4642775).

About Adaptimmune

Adaptimmune is a clinical-stage biopharmaceutical company focused on the development of novel cancer immunotherapy products. The Company’s unique SPEAR (Specific Peptide Enhanced Affinity Receptor) T-cell platform enables the engineering of T-cells to target and destroy cancer, including solid tumors. Adaptimmune has a number of proprietary clinical programs, and is also developing its NY-ESO SPEAR T-cell program under a strategic collaboration and license agreement with GlaxoSmithKline. The Company is located in Philadelphia, USA and Oxfordshire, U.K. For more information, please visit http://www.adaptimmune.com

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). These forward-looking statements involve certain risks and uncertainties. Such risks and uncertainties could cause our actual results to differ materially from those indicated by such forward-looking statements, and include, without limitation: the success, cost and timing of our product development activities and clinical trials and our ability to successfully advance our TCR therapeutic candidates through the regulatory and commercialization processes. For a further description of the risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, as well as risks relating to our business in general, we refer you to our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 3,

2017, and our other SEC filings. The forward-looking statements contained in this press release speak only as of the date the statements were made and we do not undertake any obligation to update such forward-looking statements to reflect subsequent events or circumstances.

Adaptimmune Contacts

Investor Relations

Juli P. Miller, Ph.D.

T: (215) 825-9310

E: juli.miller@adaptimmune.com

Media Relations

Margaret Henry

T: +44 (0)1235 430036

Cell: +44 (0)7710 304249

E: margaret.henry@adaptimmune.com

THIS PAGE AND THE FOLLOWING SEVEN PAGES OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

EXHIBIT B — AMENDED SCHEDULE 2

Milestone Fees

Schedule 2 of the Collaboration Agreement shall be deleted in its entirety and replaced with the following amended Initial Target Program terms.  The Second Target Program and Collaboration Program schedule (as set forth below) remain unchanged.

DEVELOPMENT MILESTONES:

Subject to the terms and conditions set forth below in this Schedule 2 and Articles 8 and 9 of the Collaboration Agreement, GSK shall pay each of the non-refundable, non-creditable Milestone Fees to Adaptimmune that are set forth below upon the first occurrence of the corresponding milestone event with respect to any Collaboration Program or particular Licensed Product, as applicable.  Each Milestone Fee shall be paid only one time per Collaboration Program regardless of how many Licensed Products or Therapies achieve the corresponding milestone event and no Milestone Fee shall be payable for any milestone event which is not achieved, except as otherwise provided below.

The Milestone Fees shall be payable as follows:

TABLE #1 Milestones for Initial Target Program Generation 1 and Generation 2	£M
[***]
[***]	[***]
[***]	[***]

[***]
[***]	[***]

Amendment Agreement No. 5 Exhibit B

Initial Target Program Milestones:

£M
Exercise of Initial Target Program Option**	30.0 (traunched payment as set forth below**)
[***]	[***]

£M
[***]
[***]	[***]

[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

In addition to the milestones set out above:

[***]

•                  [***]

•                  Any further planned [***] activities would be set out in the Transition Plan. Further or additional activities, if any, at [***] would be agreed by the JSC. GSK will fund those specific activities that are agreed to continue by the JSC or are set out in the Transition Plan as pass-through costs from [***] for activities and materials in the Transition Plan in accordance with an agreed-upon budget and budget cap.  [***]

•                  [***]

•                  [***]

**Payment of the milestone on Exercise of Initial Target Program Option shall be made as follows:

[***]

For clarity, GSK shall have no right to nominate any further Targets until the milestone for exercise of Initial Target Program Option is paid in full.

Subsequent Clinical Development Milestones (applicable to both Generation 1 and Generation 2 products)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

TABLE #2 Milestones for Second Target Program	£M
Nomination of Second Target	1.0
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

	TABLE #3 Milestones for Target Programs and HLA Programs (other than the Initial Target Program and Second Target Program)	Target Program (£M)	HLA Program (£M)
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
13	[***]	[***]	[***]
14	[***]	[***]	[***]

1.                                      A Generation 1 Therapy or Generation 1 Licensed Product shall mean the Therapy or Licensed Product described as such in the Initial Development Plan.

2.                                      A Generation 2 Therapy or Generation 2 Licensed Product shall mean the Therapy or Licensed Product described as such in the Initial Development Plan for the Initial Target Program, or in an applicable development plan for any other Collaboration Programs.

3.                                      “IUO assay” means an assay for investigational use only that meets certain clinical and manufacturing standards and which is used in Clinical Trials to gather data for submission as required by the FDA to obtain regulatory approval as an IVD.  “IVD” means an IUO assay that has obtained regulatory approval by the FDA for marketing thereof and which is classified as a Class III device.

4.                                      “IDE” means an Investigational Device Exemption application filed with the FDA in accordance with 21 C.F.R. §812.20, or any equivalent filings in a country or regulatory jurisdiction other than the United States.

5.                                      “Collaboration Program start” shall be deemed to have occurred upon agreement of the Development Plan for such Collaboration Program.

6.                                      [***]

7.                                      [***]

8.                                      [***]

9.                                      [***]

10.                               [***]

11.                               [***]

12.                               [***]

SALES MILESTONES

Subject to the terms and conditions set forth below in this Schedule 2 and Articles 8 and 9, GSK shall pay to Adaptimmune each of the one-time, non-refundable, non-creditable Sales Milestone Fees on a Licensed Product-by-Licensed Product basis indicated below:

Sales Threshold Milestones:	£M
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]